SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

ALLIANCE  IMAGING,  INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 600

Anaheim, CA 92806

(Address of principal executive offices, including zip code)

(714) 688-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:  Entry Into a Material Definitive Agreement

On March 9, 2005, the Compensation Committee of the Board of Directors of Alliance Imaging, Inc. (the “Company”) authorized the payment of annual incentive (i.e., bonus) awards to each of the Company’s named executive officers and certain other officers and employees of the Company in respect of the year ended December 31, 2004.  The bonuses to each of the named executive officers are as follows:

	Name and Title	2004 Bonus Payment
Paul S. Viviano	Chairman of the Board and CEO	$488,250
Andrew P. Hayek	President and COO	$295,313
R. Brian Hanson	Executive Vice President and CFO	$102,914
Russell D. Phillips, Jr.	Executive Vice President, General Counsel and Secretary	$121,245
Howard K. Aihara	Vice President and Corporate Controller	$96,934

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2005		/s/ Paul S. Viviano
	Name:	Paul S. Viviano
	Title:	Chairman of the Board and Chief Executive Officer